Exhibit 10.2 AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”), dated as of August 2, 2013, among ENERSYS, a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower as Subsidiary Guarantors (the “Subsidiary Guarantors”), the lenders from time to time party to the Credit Agreement referred to below (the “Lenders”), Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and Bank of America, N.A., as Collateral Agent (in such capacity, the “Collateral Agent”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders, the Administrative Agent, Wells Fargo Bank, National Association, as Syndication Agent, and RB International Finance (USA) LLC and PNC Bank, National Association, as Co-Documentation Agents and Co-Managers, are parties to a Credit Agreement, dated as of March 29, 2011 (as amended, modified or otherwise supplemented prior to the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this Second Amendment, the parties hereto wish to amend or otherwise modify certain provisions of the Credit Agreement and the Required Lenders wish to consent to certain future modifications of the Credit Documents, in each case as herein provided.

NOW, THEREFORE, IT IS AGREED:

I.	Amendments and Modifications to Credit Agreement.

1.      The definition of “Available JV Basket Amount” appearing in Section 1 of the Credit Agreement is hereby amended by (i) deleting the text “$150,000,000” appearing in said definition and inserting the text “$175,000,000” in lieu thereof and (ii) deleting each reference to the text “Effective Date” appearing in such definition and inserting the text “Second Amendment Effective Date” in lieu thereof.

2.      The definition of “Base Rate” appearing in Section 1 of the Credit Agreement is hereby amended by deleting the second sentence of said definition in its entirety.

3.      The definition of “BBA LIBOR” appearing in Section 1 of the Credit Agreement is hereby amended by deleting “BBA” in said definition and placing the definition in its entirety in appropriate alphabetical order.

4.      The definition of “Existing Overdraft Facilities” appearing in Section 1 of the Credit Agreement is hereby amended by deleting the text “Initial Borrowing Date” appearing in said definition and inserting the text “Second Amendment Effective Date” in lieu thereof.

5.      The definition of “Eurodollar Rate” appearing in Section 1 of the Credit Agreement is hereby amended by (i) inserting the text “(a)” immediately before the text “for any Interest Period” appearing in such definition, (ii) inserting the text “or the successor thereto if the British Bankers Association is no longer making a LIBOR rate available” immediately after the text “British Bankers Association LIBOR Rate”, (iii) deleting the text “BBA” in each place it appears in such definition and (iv) inserting the following text as new clause (b) at the end of said definition:

“(b)      for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to (i) LIBOR, at approximately 11:00 a.m., London time determined two Business Days prior to such date for Dollar deposits being delivered in the London interbank market for a term of one month commencing that day or (ii) if such published rate is not available at such time for any reason, the rate per annum determined by the Administrative Agent to be the rate at which deposits in U.S. Dollars for delivery on the date of determination in same day funds in the approximate amount of the Base Rate Loan being made or maintained and with a term equal to one month would be offered by Bank of America’s London Branch to major banks in the London interbank Eurodollar market at their request at the date and time of determination.”

6.      The definition of “Permitted Refinancing” appearing in Section 1 of the Credit Agreement is hereby amended by inserting the text “and any other intercompany Indebtedness set forth on Part A of Schedule IV” immediately after the text “Scheduled Existing Indebtedness” appearing in said definition.

7.      The definition of “Revolving Loan Maturity Date” appearing in Section 1 of the Credit Agreement is hereby amended by deleting the text “March 31, 2016” appearing in said definition and inserting the text “September 30, 2018” in lieu thereof.

8.      Section 1 of the Credit Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order in said Section:

“Second Amendment” shall mean the Second Amendment to Credit Agreement, dated as of August 2, 2013, among the Borrower, the Administrative Agent, the Collateral Agent and various Lenders party thereto.

“Second Amendment Effective Date” shall have the meaning provided in the Second Amendment.

9.      Section 2.09 of the Credit Agreement is hereby amended by deleting the text “nine or” appearing in clause (x) of the first sentence of said Section.

10.    Section 8.20 of the Credit Agreement is hereby amended by inserting the text “(as in effect on the Effective Date)” after the text “Part A of Schedule IV” and the text “Existing Overdraft Facilities” appearing in said Section.

11.    Section 9.14(a) of the Credit Agreement is hereby amended by inserting the text “plus (z) the Aggregate Consideration attributable to all Persons and assets purchased or acquired pursuant to all such Permitted Acquisitions after the Effective Date and prior to the Second Amendment Effective Date which do not become Credit Parties or Collateral directly held by a Credit Party” after the text “(y) the Available Amount then in effect” appearing in said Section.

12.    Section 10.02(xix)(3) of the Credit Agreement is hereby amended by deleting the text “$150,000,000” appearing in said Section and inserting the text “the sum of $150,000,000 plus the aggregate amount of the proceeds received from all IRB Sale-Leaseback Transactions entered into pursuant to this clause (xix) after the Effective Date and prior to the Second Amendment Effective Date” in lieu thereof.

13.    Section 10.02(xxi) of the Credit Agreement is hereby amended by deleting the text “$30,000,000” appearing in said Section and inserting the text “the sum of $30,000,000 plus the aggregate amount of the proceeds received from all assets disposed of pursuant to this clause (xxi) after the Effective Date and prior to the Second Amendment Effective Date” in lieu thereof.

14.    Section 10.03(iv) of the Credit Agreement is hereby amended by deleting the text “Initial Borrowing Date” appearing in said Section and inserting the text “Second Amendment Effective Date” in lieu thereof.

15.    Section 10.04(ii) of the Credit Agreement is hereby amended by deleting the text “Scheduled Existing Indebtedness outstanding on the Initial Borrowing Date” appearing in said Section and inserting the text “Indebtedness outstanding on the Second Amendment Effective Date” in lieu thereof.

16.    Section 10.05(v) of the Credit Agreement is hereby amended by deleting the text “Initial Borrowing Date” appearing in said Section and inserting the text “Second Amendment Effective Date” in lieu thereof.

17.    Section 10.05(xiv) of the Credit Agreement is hereby amended by inserting the text “after the Second Amendment Effective Date” immediately after each reference to the text “pursuant to this clause (xiv)” appearing in said Section.

18.    Section 10.05(xvi) of the Credit Agreement is hereby amended by (i) deleting the text “2.00 to 1.00” appearing therein and inserting the text “2.50 to 1.00” in lieu thereof, (ii) inserting the text “and” before the text “(y)” appearing in said Section and (iii) deleting the text “, and (z) in the case of any Investment made in reliance on this clause (xvi) in excess of $10,000,000, the Borrower shall have delivered to the Administrative Agent an officer’s certificate executed by an Authorized Officer of the Borrower, certifying to the Borrower’s knowledge, compliance with the requirements of the preceding clauses (x) and (y), containing the calculations of compliance (in reasonable detail) with preceding clause (y) and identifying whether such Investment is made in reliance on clause (i) or (ii) or both” appearing in said Section.

19.    Section 10.06(v) of the Credit Agreement is hereby amended by deleting the text “2.00 to 1.00” appearing therein and inserting the text “2.50 to 1.00” in lieu thereof, (ii) inserting the text “and” before the text “(y)” appearing in said Section and (iii) deleting the text “, and (z) in the case of any Dividend made in reliance on this clause (v) in excess of $10,000,000, the Borrower shall have delivered to the Administrative Agent an officer’s certificate executed by an Authorized Officer of the Borrower, certifying to the Borrower’s knowledge, compliance with the requirements of preceding clauses (x) and (y), containing the calculations of compliance (in reasonable detail) with preceding clause (y) and identifying whether such Dividend is made in reliance on clause (i) or (ii) or both” appearing in said Section.

20.    Section 10.06(vi) of the Credit Agreement is hereby amended by (i) deleting the text “pay cash Dividends on Borrower Common Stock” appearing in said Section and inserting the text “effect cash Dividends with respect to Borrower Common Stock (whether through payments of dividends, redemptions, purchases or otherwise)” in lieu thereof, (ii) deleting the text “Initial Borrowing Date” appearing in said Section and inserting the text “Second Amendment Effective Date” in lieu thereof, (iii) inserting the text “and” before the text “(III)” appearing in said Section and (iv) deleting the text “, and (IV) the Borrower shall furnish to the Administrative Agent a certificate from an Authorized Officer of the Borrower certifying to the best of his or her knowledge as to compliance with the requirements of this Section 10.06(vi) and, if applicable, containing the calculations (in reasonable detail) required by the preceding clause (II)” appearing in said Section.

21.    Section 10.06(xi) of the Credit Agreement is hereby amended by deleting the word “and” at the end of said Section.

22.    Section 10.06(xii) of the Credit Agreement is hereby amended by deleting the period (“.”) at the end of said Section and inserting the text “; and” in lieu thereof.

23.    Section 10.06 of the Credit Agreement is hereby further amended by inserting the following new clause (xiii) at the end of Section:

“(xiii) the Borrower may declare and pay cash Dividends on Borrower Common Stock in the form of dividends or distributions, so long as (I) no Default or Event of Default then exists or would exist after giving effect to the respective Dividend, (II) calculations are made by the Borrower demonstrating compliance with the covenants contained in Sections 10.08 and 10.09 as of the last day of the Calculation Period then most recently ended, determined on a Pro Forma Basis after giving effect to the incurrence of any Indebtedness to finance such Dividend and (III) the aggregate amount of all cash Dividends paid in reliance on this clause (xiii) shall not exceed $50,000,000 in any calendar year.”.

24.    Section 10.12 of the Credit Agreement is hereby amended by deleting the text “2.00 to 1.00” appearing in clause (2) of the proviso at the end of said Section and inserting the text “2.50 to 1.00” in lieu thereof.

25.    Schedule I to the Credit Agreement is hereby amended by deleting such Schedule in its entirety and replacing the same with new Schedule I attached hereto.

26.    Part A of Schedule IV to the Credit Agreement is hereby amended by deleting such Part A in its entirety and replacing the same with new Part A of Schedule IV attached hereto.

27.    Part B of Schedule IV to the Credit Agreement is hereby amended by deleting such Part B in its entirety and replacing the same with new Part B of Schedule IV attached hereto.

28.    Part A of Schedule VI to the Credit Agreement is hereby amended by deleting such Part A in its entirety and replacing the same with new Part A of Schedule VI attached hereto.

29.    Part B of Schedule VI to the Credit Agreement is hereby amended by deleting such Part B in its entirety and replacing the same with new Part B of Schedule VI attached hereto.

30.    Schedule IX to the Credit Agreement is hereby amended by deleting such Schedule in its entirety and replacing the same with new Schedule IX attached hereto.

II.	Consent.

By its execution hereof, each Credit Party and each Lender party hereto hereby consents and agrees that the Administrative Agent, the Collateral Agent and the respective Credit Parties party thereto may enter into any amendments or supplements to the Credit Documents, in form and substance reasonably satisfactory to the Administrative Agent, the Collateral Agent and the Borrower and without the need to obtain any further consent of any Lender, to the extent that such amendment or supplement is delivered in order to cause such Credit Document to be substantially in conformity with the riders attached hereto as Exhibit A and the text of the LSTA Market Advisory, dated February 1, 2013, titled “Swap Regulations’ Implications for Loan Documentation” (with such modifications thereto as are reasonably acceptable to the Administrative Agent, the Collateral Agent and the Borrower) and to ensure that the Borrower Guaranty and the Subsidiaries Guaranty exclude any guaranty of the Relevant Guaranteed Obligations or Other Obligations (as defined in the Subsidiaries Guaranty), as applicable, with respect to Secured Hedging Agreements (as defined in the Subsidiaries Guaranty) by an entity that is not an “eligible contract participant” (as defined in Section 2(e) of the Commodity Exchange Act, as amended by Title VII of the Dodd-Frank Act).

III.	Miscellaneous Provisions.

1.      In order to induce the Lenders to enter into this Second Amendment, the Borrower hereby represents and warrants that:

(a)      no Default or Event of Default exists as of the Second Amendment Effective Date, both before and after giving effect to this Second Amendment; and

(b)      all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Second Amendment Effective Date both before and after giving effect to this Second Amendment, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood that any representation or warranty made as of a specified date shall be true and correct in all material respects as of such specified date).

2.      This Second Amendment is limited as specified and shall not constitute a modification, acceptance, consent to, deviation from or waiver of any other provision of the Credit Agreement or any other Credit Document. This Second Amendment constitutes a “Credit Document” for purposes of the Credit Agreement and the other Credit Documents.

3.      This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4.      THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5.      This Second Amendment shall become effective on the date (the “Second Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i)      the Borrower, each Subsidiary Guarantor, the Required Lenders (determined immediately prior to the Second Amendment Effective Date and the replacement of certain Lenders on such date pursuant to Section 2.13 and 13.01(b) of the Credit Agreement and the related assignment documentation) and each RL Lender (excluding any Replaced Lender replaced pursuant to Sections 2.13 of the Credit Agreement on the Second Amendment Effective Date (immediately prior to giving effect thereto) but including any Replacement Lender that becomes an RL Lender pursuant to Section 2.13 of the Credit Agreement and the related assignment documentation on the Second Amendment Effective Date (immediately prior to giving effect thereto)) shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered by way of facsimile or other electronic transmission) the same to the Administrative Agent at White & Case LLP, Attention: Project EnerSys (facsimile: 212-354-8113 / e-mail: myip@whitecase.com);

(ii)      the Administrative Agent shall have received from each Credit Party party to this Second Amendment, a certificate, dated the Second Amendment Effective Date, signed by the secretary or any assistant secretary of such Credit Party and attested to by an Authorized Officer of such Credit Party, substantially in the form of Exhibit F to the Credit Agreement with appropriate insertions, together with copies of the certificate of incorporation, by-laws, operating agreement or other equivalent organizational documents (in each case, to the extent amended or otherwise modified since the Initial Borrowing Date, or to the extent not delivered on such date) of such Credit Party and the resolutions of such Credit Party referred to in such certificate, and the foregoing shall be reasonably satisfactory to the Administrative Agent;

(iii)      the Administrative Agent shall have received all information and copies of all certificates, documents and papers, including records of Company proceedings and governmental approvals, good standing certificates and bring-down telegrams or facsimiles, if any, which the Administrative Agent may have reasonably requested in connection therewith, such documents and papers where appropriate to be certified by proper Company or governmental authorities;

(iv)      the Administrative Agent shall have received a solvency certificate from the chief financial officer of the Borrower in the form of Exhibit J to the Credit Agreement, except that such certificate shall be dated the Second Amendment Effective Date and shall be modified (to the satisfaction of the Administrative Agent) to provide that such certificate is being provided after giving effect to the Second Amendment;

(v)      the Administrative Agent shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Credit Parties, an opinion addressed to the Administrative Agent, the Collateral Agent and each of the Lenders and dated the Second Amendment Effective Date in form and substance satisfactory to the Administrative Agent, and covering such matters incident to this Second Amendment and the transactions contemplated herein as the Administrative Agent may reasonably request (including an opinion as to the due authorization, execution and delivery of this Second Amendment);

(vi)      the Borrower shall have paid to the Administrative Agent and the Lenders all fees, costs and expenses (including, without limitation, legal fees and expenses) payable to the Administrative Agent and the Lenders to the extent then due under the terms of the Credit Documents; and

(vii)      the Borrower shall have paid to the Administrative Agent for the account of each Lender which has executed and delivered to the Administrative Agent (or its designee) a counterpart hereof by no later than 5:00 p.m. (New York City time) on August 1, 2013 (or, if later, on the Second Amendment Effective Date), a non-refundable cash fee (the “Upfront Fee”) in U.S. Dollars in an amount equal to 10 basis points (0.10%) on an amount equal to the aggregate principal amount of the Revolving Loan Commitment of such Lender as in effect on the Second Amendment Effective Date (immediately after giving effect thereto), which Upfront Fee shall not be subject to counterclaim or set-off, or be otherwise affected by, any claim or dispute relating to any other matter.

6.      By executing and delivering a copy hereof, each Credit Party hereby agrees that, after giving effect to this Second Amendment, all Obligations shall be guaranteed pursuant to the various Guaranties in accordance with the terms and provisions thereof and shall be secured pursuant to the Security Documents in accordance with the terms and provisions thereof.

7.      From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

*            *            *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Second Amendment as of the date first above written.

ENERSYS

By:	/s/ Michael J. Schmidtlein
Name: Michael J. Schmidtlein
Title: Senior Vice President Finance and Chief Financial Officer

Enersys 2013 Second Amendment to Credit Agreement

BANK OF AMERICA, N.A, as Administrative Agent and Collateral Agent

By:	/s/ Alan Tapley
Name: Alan Tapley
Title: Assistant Vice President

Enersys 2013 Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 29, 2011, AMONG ENERSYS, A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS SYNDICATION AGENT, AND RB INTERNATIONAL FINANCE (USA) LLC AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS AND CO-MANAGERS

NAME OF INSTITUTION:

BANK OF AMERICA N.A.

By:	/s/ Marc Sanchez
Name: Marc Sanchez Title: Vice President

Enersys 2013 Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 29, 2011, AMONG ENERSYS, A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS SYNDICATION AGENT, AND RB INTERNATIONAL FINANCE (USA) LLC AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS AND CO-MANAGERS

NAME OF INSTITUTION:

Branch Banking and Trust Company

By:	/s/ Glenn A. Page
Name: Glenn A. Page Title: Senior Vice President

Enersys 2013 Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 29, 2011, AMONG ENERSYS, A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS SYNDICATION AGENT, AND RB INTERNATIONAL FINANCE (USA) LLC AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS AND CO-MANAGERS

NAME OF INSTITUTION:

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By:	/s/ Adrienne Young
Name: Adrienne Young Title: Vice-President

Enersys 2013 Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 29, 2011, AMONG ENERSYS, A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS SYNDICATION AGENT, AND RB INTERNATIONAL FINANCE (USA) LLC AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS AND CO-MANAGERS

NAME OF INSTITUTION:

Citizens Bank of Pennsylvania

By:	/s/ Devon Starks
Name: Devon Starks Title: Senior Vice President

Enersys 2013 Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 29, 2011, AMONG ENERSYS, A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS SYNDICATION AGENT, AND RB INTERNATIONAL FINANCE (USA) LLC AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS AND CO-MANAGERS

NAME OF INSTITUTION:

DZ BANK AG
Deutsche Zentral-Genossenschaftsbank Frankfurt am Main New York Branch

By:	/s/ Paul Fitzpatrick
Name: Paul Fitzpatrick Title: Senior Vice President

By:	/s/ Oliver Hildenbrand
Name: Oliver Hildenbrand Title: Senior Vice President

Enersys 2013 Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 29, 2011, AMONG ENERSYS, A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS SYNDICATION AGENT, AND RB INTERNATIONAL FINANCE (USA) LLC AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS AND CO-MANAGERS

NAME OF INSTITUTION:

Fifth Third Bank

By:	/s/ Susan Waters
Name: Susan Waters Title: Vice President

Enersys 2013 Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 29, 2011, AMONG ENERSYS, A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS SYNDICATION AGENT, AND RB INTERNATIONAL FINANCE (USA) LLC AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS AND CO-MANAGERS

NAME OF INSTITUTION:

First National Bank of Pennsylvania

By:	/s/ Diane Geisler
Name: Diane Geisler Title: Vice President

Enersys 2013 Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 29, 2011, AMONG ENERSYS, A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS SYNDICATION AGENT, AND RB INTERNATIONAL FINANCE (USA) LLC AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS AND CO-MANAGERS

NAME OF INSTITUTION:

FIRST NIAGARA BANK, N.A.

By:	/s/ Thomas R. Keiser
Name: Thomas R. Keiser Title: Vice President

Enersys 2013 Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 29, 2011, AMONG ENERSYS, A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS SYNDICATION AGENT, AND RB INTERNATIONAL FINANCE (USA) LLC AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS AND CO-MANAGERS

NAME OF INSTITUTION:

HSBC Bank USA, N.A.

By:	/s/ Nicholas R. Lotz
Name: Nicholas R. Lotz Title: Senior Vice President – Team Leader

Enersys 2013 Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 29, 2011, AMONG ENERSYS, A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS SYNDICATION AGENT, AND RB INTERNATIONAL FINANCE (USA) LLC AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS AND CO-MANAGERS

NAME OF INSTITUTION:

Intesa Sanpaolo S.p.A, New York Branch

By:	/s/ Manuela Insana
Name: Manuela Insana Title: VP & Relationship Manager

By:	/s/ Sergio Maggioni
Name: Sergio Maggioni Title: FVP

Enersys 2013 Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 29, 2011, AMONG ENERSYS, A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS SYNDICATION AGENT, AND RB INTERNATIONAL FINANCE (USA) LLC AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS AND CO-MANAGERS

NAME OF INSTITUTION:

JPMORGAN CHASE BANK, N.A,

By:	/s/ Anthony Galea
Name: Anthony Galea Title: Vice President

Enersys 2013 Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 29, 2011, AMONG ENERSYS, A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS SYNDICATION AGENT, AND RB INTERNATIONAL FINANCE (USA) LLC AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS AND CO-MANAGERS

NAME OF INSTITUTION:

NATIONAL PENN BANK

By:	/s/ Bruce G. Smith
Name: Bruce G. Smith Title: EVP

Enersys 2013 Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 29, 2011, AMONG ENERSYS, A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS SYNDICATION AGENT, AND RB INTERNATIONAL FINANCE (USA) LLC AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS AND CO-MANAGERS

NAME OF INSTITUTION:

PNC Bank, National Association

By:	/s/ John Wilden
Name: John Wilden Title: Senior Vice President

Enersys 2013 Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 29, 2011, AMONG ENERSYS, A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS SYNDICATION AGENT, AND RB INTERNATIONAL FINANCE (USA) LLC AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS AND CO-MANAGERS

NAME OF INSTITUTION:

RB INTERNATIONAL FINANCE (USA) LLC

By:	/s/ John A. Valiska
Name: John A. Valiska Title: First Vice President

By:	/s/ Christoph Hoedl
Name: Christoph Hoedl Title: First Vice President

Enersys 2013 Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 29, 2011, AMONG ENERSYS, A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS SYNDICATION AGENT, AND RB INTERNATIONAL FINANCE (USA) LLC AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS AND CO-MANAGERS

NAME OF INSTITUTION:

Sovereign Bank, N.A.

By:	/s/ Brett A. Gibble
Name: Brett A. Gibble Title: Senior Vice President

Enersys 2013 Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 29, 2011, AMONG ENERSYS, A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS SYNDICATION AGENT, AND RB INTERNATIONAL FINANCE (USA) LLC AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS AND CO-MANAGERS

NAME OF INSTITUTION:

SVENSKA HANDELSBANKEN (AB) PUBL

By:	/s/ Mark Cleary
Name: Mark Cleary Title: Senior Vice President

By:	/s/ Nancy D’Albert
Name: Nancy D’Albert Title: Vice President

Enersys 2013 Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 29, 2011, AMONG ENERSYS, A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS SYNDICATION AGENT, AND RB INTERNATIONAL FINANCE (USA) LLC AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS AND CO-MANAGERS

NAME OF INSTITUTION:

TD Bank, N.A.

By:	/s/ David Perlman
Name: David Perlman Title: Senior Vice President

Enersys 2013 Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 29, 2011, AMONG ENERSYS, A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS SYNDICATION AGENT, AND RB INTERNATIONAL FINANCE (USA) LLC AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS AND CO-MANAGERS

NAME OF INSTITUTION:

THE NORTHERN TRUST COMPANY

By:	/s/ Andrew Holtz
Name: Andrew Holtz Title: Senior Vice President

Enersys 2013 Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 29, 2011, AMONG ENERSYS, A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS SYNDICATION AGENT, AND RB INTERNATIONAL FINANCE (USA) LLC AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS AND CO-MANAGERS

NAME OF INSTITUTION:

Wells Fargo Bank National Association

By:	/s/ Frank Kulp
Name: Frank Kulp Title: Senior Vice President

Enersys 2013 Second Amendment to Credit Agreement

Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement, an Assignor under, and as defined in, the Security Agreement and a Pledgor under, and as defined in, the Pledge Agreement, in each case, referenced in the foregoing Second Amendment, hereby consents to the entering into of the Second Amendment and agrees to the provisions thereof (including, without limitation, Section 6 of Part III thereof).

ENERSYS CAPITAL INC.

By:	/s/ Richard W. Zuidema
Name: Richard W. Zuidema
Title: Executive Vice President

ENERSYS DELAWARE INC.

By:	/s/ Richard W. Zuidema
Name: Richard W. Zuidema
Title: President

ENERSYS ENERGY PRODUCTS INC.

By:	/s/ Richard W. Zuidema
Name: Richard W. Zuidema
President

ESFINCO, INC.

By:	/s/ Richard W. Zuidema
Name: Richard W. Zuidema
Title: Vice President

ESRMCO, INC.

By:	/s/ Richard W. Zuidema
Name: Richard W. Zuidema
Title: Vice President

Enersys 2013 Second Amendment to Credit Agreement

EXHIBIT A

New Definitions to Carve Out Non-ECPs:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason not to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time the Guarantee of such Guarantor becomes effective with respect to such related Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

“Swap Obligation” means, with respect to any Guarantor, any Other Obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Credit Party that has total assets exceeding $10,000,000 at the time such Swap Obligation is incurred or such other person as constitutes an ECP under the Commodity Exchange Act or any regulations promulgated thereunder.

Related Changes to Existing Definitions:

The defined term or terms used in each Guaranty or other Credit Documents to identify the obligations guaranteed or secured, typically terms like “Obligations” or “Guaranteed Obligations” and “Secured Obligations”, should specifically exclude all Excluded Swap Obligations.

Keepwell Provision for Insertion into the Subsidiaries Guaranty (and Related Defined Term):

Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Credit Party to honor all of its obligations under this Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section [        ] for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section [        ], or otherwise under this Guaranty, as it relates to such other Credit Party, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the Guarantied Obligations have been paid in full. Each Qualified ECP Guarantor intends that this Section [        ] constitute, and this Section [        ] shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Credit Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

SCHEDULE I

Lender	Commitment
Bank of America, N.A.	$30,000,000.00
Wells Fargo Bank, National Association	$30,000,000.00
TD Bank, N.A.	$30,000,000.00
PNC Bank, National Association	$25,000,000.00
RB International Finance (USA) LLC	$25,000,000.00
Citizens Bank of Pennsylvania	$20,000,000.00
JPMorgan Chase Bank, N.A.	$20,000,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$20,000,000.00
HSBC Bank USA, N.A.	$20,000,000.00
Sovereign Bank, N.A.	$18,000,000.00
National Penn Bank	$16,000,000.00
Branch Banking and Trust Company	$15,000,000.00
Fifth Third Bank	$15,000,000.00
DZ Bank AG	$13,000,000.00
First National Bank of Pennsylvania	$13,000,000.00
The Northern Trust Company	$10,000,000.00
Intesa Sanpaolo S.p.A., New York Branch	$10,000,000.00
Svenska Handelsbanken (AB) Publ	$10,000,000.00
First Niagara Bank, N.A.	$10,000,000.00
Grand Total	$350,000,000.00

SCHEDULE IV

PART A

PART B

SCHEDULE VI

PART A

PART B

SCHEDULE IX